OPTION AGREEMENT

This Option Agreement, dated as of  18th day of January, 2002 (the "Option Agreement"), between SECURIT-E-DOC, INC., a Florida corporation (the "Company") and Walter Brannock (hereinafter, the "Option Holder(s)").

RECITALS

WHEREAS, the Company proposes to issue and deliver a option certificates (the "Option Certificates") evidencing options (the "Redeemable Options") granted to the respective Option Holders, entitling the Option Holders purchase 498,750 shares of the Company’s class "A" voting common stock, par value $.0001 (the "Common Stock"), subject to the terms and conditions below.

WHEREAS, each Option will entitle the Option Holder to purchase one fully-paid and unprecedented non-assessable share of Common Stock at a purchase price per share equal to the lower of seventy-five (75%) percent of the closing bid price of the Company’s Common Stock, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum (the "Exercise Price");

WHEREAS, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Redeemable Options and the respective rights and obligations thereunder of the Company and the Option Holders, the Company and the Option Holders each agree as follows:

Section 1. Certain Definitions.

As used in this Option Agreement, the following terms shall have the following respective meanings:

"Act" means the Securities Act of 1933, as amended.

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")..

"Articles of Incorporation" means the Articles of Incorporation of the Company.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Florida or New York, New York are authorized by law to close.

"Closing Price" on any day means (i) if the shares of Common Stock then are listed and traded on a national exchange then the Closing Price on such day as reported on such national exchange; and (ii) if shares of Common Stock are subject to quotation on the OTC:BB or the pink sheets, then the Closing Price shall be the closing bid price of the Common Stock on the OTC:BB or the pink sheets as the case may be.

"Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, option or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

"Common Stock" shall have the meaning set forth in the Recitals to this Option Agreement.

"Company" shall have the meaning set forth in the Preamble to this Option Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934.

"Exercise Date" shall mean, as to any Options, the date on which the Company shall have received from the Option Holder both (a) the Option Certificate representing such Options, with the Exercise Forms therein duly executed by the Option Holder thereof or his attorney duly authorized in writing, and (b) payment in cash (including wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Exercise Price (as hereinafter defined). Under this Option Agreement, any Option Certificate may be exercised in whole or in part.

"Exercise Price" means a price per Option Share equal to equal to the lower of seventy-five (75%) percent of the closing bid price of the Company’s Common Stock, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum.

"Expiration Date" means 5:00 p.m. New York City time on October 20, 2004.

"Fair Market Value" as at any date of determination means, as to shares of the Common Stock, if the Common Stock is publicly traded at such time, the average of the daily Closing Prices of a share of Common Stock for the five (5) consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than the Common Stock, Fair Market Value shall be determined based upon the last price per share paid by an accredited investor under the Company’s private placement memorandum or other private sale, whichever shall have occurred last.

"Person" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Register" shall have the meaning set forth in Section 3(a) of this Option Agreement.

"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

"Option Agreement" shall have the meaning set forth in the Recitals to this Option Agreement.

"Option Certificates" shall have the meaning set forth in the Recitals to this Option Agreement.

"Option Holder" means, with respect to any Option Certificate, the person in whose name such Option Certificate is registered upon the books to be maintained by the Company pursuant to Section 3.

"Option Recipients" shall have the meaning set forth in the Recitals to this Option Agreement.

"Option Shares" means the shares of Common Stock deliverable upon exercise of the Options, as adjusted from time to time.

"Options" shall have the meaning set forth in the Recitals to this Option Agreement.

Section 2. The Option Certificates.

(a) Upon issuance, each Option Certificate shall evidence one or more Options, and shall be exercisable in whole or in part. The Option Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Option Certificates shall be dated the date on which they are countersigned by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Option Agreement, or as may be required to comply with applicable federal and state securities laws, and the rules or regulations promulgated thereunder, and any rule or regulation of any securities exchange on which the Options may be listed.

(b) Option Certificates substantially in the form of Exhibit A hereto and evidencing Options to purchase a number of shares of Common Stock as set forth on Schedule A hereto (subject to adjustment pursuant to Section 8) shall be executed, on or after the date of this Option Agreement, by the Company. The names and addresses of the Option Recipients shall be specified by the Company pursuant to a list of Option Recipients maintained by the Company.

Section 3. Registration and Exercise of Options.

(a) The Company shall keep at its executive offices a register (the "Register") in which, subject to such regulations as the Company may reasonably prescribe, the registration of Option Certificates and of the surrender for exercise or cancellation of Option Certificates as herein provided.

(b) A Option Certificates may be surrendered for exercise in whole or in at such offices and upon payment of the Exercise Price the number of Option Shares subject to exercise shall be issued in the name of the Option Holder. In the event of redemption and the payment by the Company of the Call Price, the Option Certificate shall be canceled and all rights under this Option Agreement shall terminate. Whenever any Option Certificates are so surrendered for exercise, the Company shall execute and deliver to the Option Holder a number of Option Shares based upon the Exercise Price and the payment made to the Company. In the event of the redemption by the Company of the Option and the payment by the Company of the Call Price, the Option Certificate evidencing the Option in the name of the Option Holder shall be canceled. The Company shall not be required to issue and deliver Option Certificates representing fractional Options or any fractional Option Shares upon exercise of any Options.

(c) Each Option Certificate issued shall be the valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Option Agreement as the Option Certificates surrendered for such exercise, in whole or in part.

(d) Each Option Certificate surrendered upon exercise or redemption be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the duly executed by the Option Holder thereof or his attorney duly authorized in writing.

(e) The Option Certificates issued by the Company under this Option Agreement shall not be transferred or assigned without the prior written consent of the Company and an opinion of counsel for the Company that such transfer or assignment is in compliance with the applicable federal and state securities laws. In the event of an authorized transfer or assignment, the Company may treat the assignee of the Option Certificate as the new Option Holder thereof as the owner for all purposes.

Section 4. Exercise Price, Payment of The Exercise Price, Duration And Exercise of Options Generally, Company's Redemption Right.

(a) Each Option Certificate shall entitle the Option Holder upon payment of the Exercise Price and subject to the provisions of this Option Agreement, to receive one share of Common Stock for each whole Option represented thereby, subject to adjustment as herein provided, upon payment of the Exercise Price for each of such Option Shares.

(b)Subject to the terms and conditions set forth herein, the Options shall be exercisable beginning on the date first set forth above, at any time, or from time to time, and in whole or in part, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day.

(c) The Options shall terminate and become void as of 5:00 P.M. (New York time) on the Expiration Date or, if such day is not a Business Day, then as of 5:00 P.M. on the next succeeding day that shall be a Business Day, and all rights of any Option Holder of a Option Certificate evidencing such Options under this Option Agreement or otherwise shall cease.

(d) Subject to Sections 5 and 10 hereof, in order to exercise a Option, the Option Holder thereof must surrender the Option Certificate evidencing such Option, with one of the forms on the reverse of or attached to the Option Certificates duly executed to the Company at its offices stated above, or at such other address as the Company may specify in writing to the Option Holders at their respective addresses specified in the Register, together with payment-in-full of the Exercise Price thereof. Upon such delivery and payment, the Option Holder shall be deemed to be the holder of record of the number of shares of Common Stock issuable upon exercise of the Option (or, in the case of a partial exercise of this Option, the number of such shares as to which the Option has been exercised), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Option Holder not later that five (5) business days following payment of the Exercise Price.

(e) The Exercise Price must be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

(f) The Options evidenced by a Option Certificate shall be exercisable either as an entirety or, from time to time, for part only of the number of whole Option Shares exercisable thereby. If fewer than all of the Options evidenced by a Option Certificate are exercised at any time, the Option Certificate representing such Options shall be surrendered and a new Option Certificate of the same tenor and for the number of Options that were not exercised shall be issued by the Company.

(g) Notwithstanding anything contained herein to the contrary, the Company shall have the right to redeem or call a Option at any time prior to the Expiration Date of the Option at the Call Price following the occurrence of the Call Trigger Event, subject to the provisions of this Section. The Company shall provide written notice of the occurrence of the Call Trigger Event to each Option Holder. Each Holder shall then have thirty (30) days after the date of such notice to exercise the Options held by such Option Holder pursuant to the terms hereof in their entirety. If no action is taken by a Option Holder within thirty days after receipt of notice of a Call Trigger Event, then the Options held by such Holder shall be deemed terminated.

Section 5. Payment of Taxes.

The Company shall pay any and all documentary, or similar issue or transfer taxes payable in respect of the issuance or delivery of the Option Shares. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the issue or delivery of Option Shares (or other securities or assets) in a name other than that in which the Options so exercised were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such transfer tax or has established, to the satisfaction of the Company, that such transfer tax has been paid.

Section 6. Mutilated or Missing Option Certificates.

If any mutilated Option Certificate is surrendered to the Company and the Company receives evidence to its satisfaction of the destruction, loss or theft of any Option Certificate, then the Company shall execute and deliver, in exchange for any such mutilated Option Certificate or in lieu of any such destroyed, lost or stolen Option Certificate, a new Option Certificate of like tenor and for a like aggregate number of Options. Every new Option Certificate executed and delivered pursuant to this Section 6 in lieu of any destroyed, lost or stolen Option Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Option Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Option Agreement equally and proportionately with any and all other Option Certificates duly executed and delivered hereunder. The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Option Certificates.

Section 7. Reservation of Shares; Listing.

The Company shall at all times reserve and keep available, free from preemptive rights, and out of its authorized but unissued Common Stock, solely for the purpose of issuance upon exercise of Options as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of all outstanding Options. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Options shall, upon issue in accordance with the terms of this Option Agreement, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

Section 8. Anti-dilution Provisions.

So long as any Options are outstanding, the Exercise Price and the number of Options issuable upon exercise of each Option shall be subject to adjustment from time to time as follows: (a) Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of Options and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), or in the event of any similar transaction, each whole Option shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or other transaction, as the case may be, by a holder of the number of shares of Common Stock into which such Option was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holders of the Options to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Options. An adjustment made pursuant to this Section 8(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(c)Exercise Price Adjustment. Upon each adjustment of the number of Option Shares issuable upon exercise of each whole Option pursuant to this Section 8, the Exercise Price of each Option outstanding immediately prior to such adjustment shall thereafter be equal to an adjusted Exercise Price per Option Share determined (to the nearest cent) by multiplying the Exercise Price for each whole Option immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Option Shares issuable upon exercise of each whole Option immediately prior to such adjustment and the denominator of which shall be the number of Option Shares issuable upon exercise of each whole Option immediately after such adjustment.

Section 9. Consolidation, Merger or Sale of Assets.

In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, each Holder of Options shall have the right thereafter to exercise its Options for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which such Holder's Options may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for herein. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holders of the Options shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

Section 10. Fractional Shares.

No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of the Options and in lieu of delivery of any such fractional Share upon any exercise thereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof; provided, however, that, in the event that the Company combines or reclassifies the outstanding Shares of its Common Stock into a smaller number of Shares, it shall be required to issue fractional Shares to a Holder if the Holder exercises all or any part of its Options, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares in accordance with this Section 10. If more than one Option shall be presented for exercise in full at the same time by the same Option Holder, the number of full Option Shares of Common Stock that shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Shares of Common Stock acquirable on exercise of the Options so presented. The Option Holders, by their acceptance of the Option Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 11. No Stock Rights.

Prior to the exercise of the Options, no Option Holder of a Option Certificate, as such, shall be entitled to vote or be deemed the holder of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise thereof, nor shall anything contained herein be construed to confer upon any Option Holder of a Option Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise.

Section 12. Notices.

(a) Except as otherwise provided in Section 15 (b), any notice, demand or delivery authorized by this agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder's address shown on the Register and to the Company or the Option Agent as follows:

If to the Company: Securit-e-Doc, Inc.
515 N. Flagler Drive P-400
West Palm Beach, FL 33401

with a copy to: CR Capital Services, Inc.
730 Fifth Avenue, Suite 911
New York, NY 10019

If to Option Holders, then to: Walter Brannock
515 N. Flagler Drive P-400
West Palm Beach, FL 33401

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

(b)Any notice required to be given by the Company to the Option Holders shall be made by mailing by registered mail, return receipt requested, to the Option Holders at their respective addresses shown on the Register, as shall be extracted from Schedule A hereto. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Option Holder receives the notice.

Section 13. Amendments; Waivers.

(a) The Company may from time to time supplement or amend this Option Agreement without the consent of any Option Holder, in order to (i) cure any ambiguity or correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Option Holders, or surrender any rights or powers reserved to or conferred upon the Company in this Option Agreement.

(b) With the consent of the registered Option Holders holding at least a majority in number of the Options at the time outstanding, the Company may at any time and from time to time by supplemental agreement or amendment add any provisions to or change in any manner or eliminate any of the provisions of this Option Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Option Holders and of the Company; provided, however, that no such supplemental agreement or amendment shall, without the consent of the registered Option Holder of each outstanding Option affected thereby:

(i) alter the provisions of this Option Agreement so as to affect adversely the terms upon which the Options are exercisable; or

(ii) reduce the number of Options outstanding the consent of whose Option Holders is required for any such supplemental agreement or amendment.

(c) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 14. Persons Benefiting.

This Option Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and each registered Option Holder, and their respective successors, beneficiaries, executors and administrators. Nothing in this Option Agreement is intended or shall be construed to confer upon any person, other than the Company, and the Option Holders, any right, remedy or claim under or by reason of this Option Agreement or any part hereof.

Section 15. Counterparts.

This Option Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

Section 16. Surrender of Certificates.

Any Option Certificate surrendered for exercise or otherwise acquired by the Company shall promptly canceled and the Company shall deliver Option Shares as provided herein.

Section 17. Termination of Agreement.

This Option Agreement shall terminate and be of no further force and effect on the earlier of (a) the Expiration Date or (b) the date on which the Options evidence by the Option Certificate shall have been exercised or the Options shall be redeemed, as provided herein..

Section 18. Governing Law.

This Agreement and the Options issued hereunder and all rights arising hereunder and thereunder shall be construed and determined in accordance with the internal laws of the State of Florida, and the performance hereof and thereof shall be governed and enforced in accordance with such laws.

Section 19. Interpretation.

When a reference is made in this Option Agreement to a Section, such reference shall be to a Section of this Option Agreement unless otherwise indicated. The definitions contained in this Option Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a Person are also to its permitted successors and assigns and, in the case of an individual, to his heirs and estate, as applicable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officer thereunto duly authorized as of the date first above written.

SECURIT-E-DOC, INC.

By: /s/ Robert H. Barron

Name: Robert H. Barron

Title: CEO

EXHIBIT A

FACE OF OPTION CERTIFICATE

OPTIONS TO PURCHASE COMMON STOCK SECURIT-E-DOC, INC.

No.3 Certificate for Options

This certifies that Walter Brannock, or registered assigns, is the registered holder of the number of Options set forth above (the "Options"). Each Option entitles the holder thereof (a "Option Holder"), subject to the provisions contained herein and in the Option Agreement referred to below, to purchase from SECURIT-E-DOC, INC., a Florida corporation (the "Company"), one share of Common Stock, par value $.0001 per share, of the Company ("Common Stock"), at the exercise price (the "Exercise Price") equal to the lower of seventy-five (75%) percent of the closing bid price of the Company’s Common Stock, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum, subject to adjustment upon the occurrence of certain events. This Option Certificate shall terminate and become void as of the close of business on October 20, 2004 (the "Expiration Date"); provided, however, that if the last day for the exercise of the Options shall not be a Business Day, then the Options may be exercised on the next succeeding Business Day (as defined in the Option Agreement) following the Expiration Date.

This Option Certificate is issued under and in accordance with the Option Agreement, dated as of October 20, 2001 (the "Option Agreement"), between the Company and the Option Holders and is subject to the terms and provisions contained in the Option Agreement, to all of which terms and provisions the Option Holder of this Option Certificate consents by acceptance hereof. The Option Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Option Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, and the Option Holders. As provided in the Option Agreement and subject to the terms and conditions therein set forth, the Options are exercisable on the date that is thirty days after the date hereof. At 5:00 P.M. (New York City time) on the Expiration Date, each Option not exercised prior thereto shall terminate and become void and of no value; provided, however, that if the last day for the exercise of the Options shall not be a Business Day, then the Options may be exercised until 5:00 P.M. (New York City time) on the next succeeding Business Day following the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each whole Option are subject to adjustment as provided in the Option Agreement.

In order to exercise a Option, the registered holder hereof must surrender this Option Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Option Holder hereof, together with any required payment in full of the Exercise Price then in effect or the share(s) of Common Stock as to which the Option(s) represented by this Option Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Option Agreement. Any such payment of the Exercise Price shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Stock upon the exercise of Options; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any Option Certificates or certificates for Common Stock issued upon the exercise of Options in a name other than that of the registered Holder of such Options, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

This Option Certificate and all rights hereunder are not transferable or assignable by the registered holder hereof, in whole or in part, without the prior written consent of the Company and receipt by the Company of an opinion of its counsel in form and substance acceptable to the Company and in compliance with federal and state securities laws and applicable rules and regulations promulgated thereunder. Upon any partial transfer, the Company will issue and deliver to such holder a new Option Certificate or Certificates with respect to any portion not so transferred; provided, however, that the Company shall not be required to issue and deliver Option Certificates representing fractional Options.

No service charge shall be made for any registration of transfer or exchange of the Option Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Option Certificate and the Option Agreement are subject to amendment as provided in the Option Agreement.

All terms used in this Option Certificate that are defined in the Option Agreement shall have the meanings assigned to them in the Option Agreement.

Copies of the Option Agreement are on file at the office of the Company and may be obtained by writing to the Company at its address set forth in the Option Agreement.

Dated: ______________, ______

SECURIT-E-DOC, INC.

By: /s/ Robert H. Barron

Name: Robert H. Barron

Title: CEO

REVERSE OF OPTION CERTIFICATE EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Options)

To: SECURIT-E-DOC, INC. The undersigned irrevocably exercises __________________ of the Options for the purchase of one share per Option (subject to adjustment) of Common Stock, par value $0.0001 per share, of SECURIT-E-DOC, INC. represented by this Option Certificate hereof and herewith makes payment of $_____________ (such amount shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of SECURIT-E-DOC, INC. or by any combination of such cash or check), representing the Exercise Price for such Options so exercised. On the terms and conditions specified in this Option Certificate and the Option Agreement therein referred to, the undersigned hereby surrenders this Option Certificate and all right, title and interest therein to and directs that the shares of Common Stock deliverable upon the exercise of such Options be registered or placed in the name and at the address specified below and delivered thereto.

Date:______________, _____ ____________________________________

(Name - Please Print)

____________________________________

(Signature of Owner)(1)

___________________________________

(Street Address)

____________________________________

(City) (State) (Zip Code)

(1) The signature must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed.

Securities and/or check to be issued to:______________________________________

Please insert social security or tax identification number:__________________________

Name:_________________________________________________________________________

Street Address:_______________________________________________________________

City, State and Zip Code:_____________________________________________________

Any unexercised Options evidenced by the within Option Certificate to be issued to:____________________________________________________________________

Please insert social security or tax identification number:__________________________

Name:_________________________________________________________________________

Street Address:_______________________________________________________________

City, State and Zip Code:_____________________________________________________